A. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Equity Fund Class A Shares as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 5% up to 35%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1994 through 1998, The percentages noted are: 2.03%, 31.50%, 18.80%, 25.08% and 22.85% The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 21.97%. Its lowest quarterly return was -11.37%. B. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Quantitative Equity Fund Class A Shares as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 10% up to 40%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features four distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1995 through 1998, The percentages noted are: 38.56%, 21.48%, 34.24% and 24.24%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 23.16%. Its lowest quarterly return was -10.56%. C. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Growth & Income Fund Class A Shares as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 5% up to 35%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1994 through 1998, The percentages noted are: -1.09%, 34.61%, 23.78%, 32.63% and
24.32%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 21.16%. Its lowest quarterly return was -9.79%. D. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Equity Index Fund Class A Shares as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 10% up to 40%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for 0.85%, 36.76%, 22.41%, 32.32%, 27.82%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 21.17%. Its lowest quarterly return was -10.05%.

D. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Special Values Fund Class A Shares as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "-5" and increasing in increments of 5% up to 40%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the -3.32%, 30.26%, 36.98%, 29.08%, -1.51%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 14.08%. Its lowest quarterly return was -18.00%. E. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Emerging Markets Fund Class A Shares as of the calendar year-end for each of four years. The `y' axis reflects the "% Total Return" beginning with "-25" and increasing in increments of 5% up to 15%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features four distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1995 through 1998, The percentages noted are: 7.93%, 10.32%, -4.01%, -24.79%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 18.76%. Its lowest quarterly return was -26.63%. F. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Balanced Fund Class A Shares as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "-5" and increasing in increments of 5% up to 30%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1994 through 1998, The percentages noted are: -0.51%, 27.72,%, 13.64%, 19.13%,
17.35%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 12.86%. Its lowest quarterly return was -5.22%. G. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Fixed Income Fund Class A Shares as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "-5" and increasing in increments of 5% up to 20%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1994 through 1998, The percentages noted are: -3.84%, 17.94%, 2.85%, 8.17%, 8.34%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 5.97%. Its lowest quarterly return was -3.12%.

H. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Intermediate Fixed Income Fund Class A Shares as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "-4" and increasing in increments of 4% up to 16%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1994 through 1998, The percentages noted are: -3.36, 15.15%, 2.01%, 8.66%, 8.76%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 5.25%. Its lowest quarterly return was -3.26%. I. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Short-Term Fixed Income Fund Class A Shares as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 2% up to 10%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1994 through 1998, The percentages noted are: 1,17%, 9.34%, 4.58%, 5.59%, 6.76%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 3.23%. Its lowest quarterly return was -0.27%. J. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Georgia Municipal Bond Fund Class A Shares as of the calendar year-end for each of four years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 4% up to 16%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features four distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1995 through 1998, The percentages noted are: 14.66%, 3.46%, 7.36%, 5.09%. Within the period shown in the Chart, the Fund's highest quarterly return was 5.69%. Its lowest quarterly return was -1.29%. K. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia North Carolina Municipal Bond Fund Class A Shares as of the calendar year-end for each of four years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 4% up to 16%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features four distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1995 through 1998, The percentages noted are: 15.22%, 3.37%, 7.73%, 5.41% Within the period shown in the Chart, the Fund's highest quarterly return was 5.48%. Its lowest quarterly return was -1.72%. L The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia South Carolina Municipal Bond Fund Class A Shares as of the calendar year-end for each of seven years. The `y' axis reflects the "% Total Return" beginning with "-4" and increasing in increments of 4% up to 16%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features seven distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1992through 1998, The percentages noted are: 8.73%, 12.01%, -3.72%, 15.33%, 3.94%, 8.14%, 5.14% Within the period shown in the Chart, the Fund's highest quarterly return was 5.96%. Its lowest quarterly return was -4.32%. M. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Virginia Municipal Bond Fund Class A Shares as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 5% up to 25%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1995 through 1998, The percentages noted are: -5.95%, 13.80%, 1.67%, 7.97%, 5.57%.
Within the period shown in the Chart, the Fund's highest quarterly return was 5.23%. Its lowest quarterly return was -5.59%.

CLASS Y SHARES
A. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Equity Fund Class Y Shares as of the calendar year-end for each of two years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 5% up to 30%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1997 through 1998, The percentages noted are: 25.37% and 23.15%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 22.04%. Its lowest quarterly return was -11.31%. B. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Quantitative Equity Fund Class Y Shares as of the calendar year-end for each of two years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 5% up to 30%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1997 through 1998, The percentages noted are:25.37% and 23.15%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 23.29%. Its lowest quarterly return was -10.55%. C. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Equity Index Fund Class Y Shares as of the calendar year-end for each of two years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 5% up to 35%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1997 through 1998, the percentages noted are: 32.70% and 28.15%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 21.28%. Its lowest quarterly return was -10.03%. D. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Special Values Fund Class Y Shares as of the calendar year-end for each of two years. The `y' axis reflects the "% Total Return" beginning with "-5" and increasing in increments of 5% up to 30%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1997 through 1998, the percentages noted are: 29.25% and -1.26%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 14.13%. Its lowest quarterly return was -17.97%. E. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Emerging Markets Fund Class Y Shares as of the calendar year-end for each of two years. The `y' axis reflects the "% Total Return" beginning with "-25" and increasing in increments of 5% up to 0%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1997 through 1998, The percentages noted are: -3.89% and -24.62%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 18.76%. Its lowest quarterly return was -26.53%. F. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Balanced Fund Class Y Shares as of the calendar year-end for each of two years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 5% up to 20%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1997 through 1998, The percentages noted are: 19.49 and 17.60%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 12.91%. Its lowest quarterly return was -5.17%. G. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Fixed Income Fund Class Y Shares as of the calendar year-end for each of two years. The `y' axis reflects the "% Total Return" beginning with "-5" and increasing in increments of 5% up to 20%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1997 through 1998, The percentages noted are: 8.43% and 8.61%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 3.92%. Its lowest quarterly return was 1.01%.

H. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Short-Term Fixed Income Fund Class Y Shares as of the calendar year-end for each of two years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 2% up to 10%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1997 through 1998, The percentages noted are: 5.85% and 7.12%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 3.29%. Its lowest quarterly return was 0.57%. I. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Georgia Municipal Bond Fund Class A Shares as of the calendar year-end for each of two years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 2% up to 10%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1997 through 1998, The percentages noted are: 7.61% and 5.35%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 3.17%. Its lowest quarterly return was -0.66%. J. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia North Carolina Municipal Bond Fund Class Y Shares as of the calendar year-end for each of two years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 2% up to 10%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1997 through 1998, The percentages noted are: 7.97% and 5.67%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 3.39%. Its lowest quarterly return was -0.51%. K. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia South Carolina Municipal Bond Fund Class Y Shares as of the calendar year-end for each of two years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 2% up to 10%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1997 through 1998, The percentages noted are: 8.39% and 5.70%. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the Chart, the Fund's highest quarterly return was 3.34%. Its lowest quarterly return was -0.31%. INSTITUTIONAL SHARES A. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Money Market Fund Institutional Class Shares as of the calendar year-end for each of six years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 2% up to 6%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features six distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 1998, The percentages noted are: 3.02%, 3.98%, 5.75%, 5.23%, 5.39%, 5.28%. Within the
period shown in the Chart, the Fund's highest quarterly return was 1.45%. Its lowest quarterly return was 0.74%. B. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Prime Cash Management Fund Institutional Class Shares as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 2% up to 6%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1994 through 1998, The percentages noted are: 4.24%, 5.96%, 5.42%, 5.57%, 5.49%. Within the period shown in the Chart, the Fund's highest quarterly return was 1,50%. Its lowest quarterly return was 0.78%. C. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Tax-Free Money Market Fund Institutional Class Shares as of the calendar year-end for each of six years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 1% up to 4%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features six distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 1998, The percentages noted are: 2.25%, 2.54%, 3.60%, 3.23%, 3.40% and 3.24%. Within the period shown in the Chart, the Fund's highest quarterly return was 0.96%. Its lowest quarterly return was 0.52%. D. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia U.S. Treasury Money Market Fund Institutional Class Shares as of the calendar year-end for each of six years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 2% up to 6%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features six distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 1998, The percentages noted are: 2.89%, 3.90%, 5.68%, 5.17%, 5.32% and
5.18%. Within the period shown in the Chart, the Fund's highest quarterly return was 1.43%. Its lowest quarterly return was 0.70%. INVESTMENT SHARES A. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Money Market Fund Investment Class Shares as of the calendar year-end for each of six years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 1% up to 6%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features six distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 1998, The percentages noted are: 2.72%, 3.67%, 5.39%, 4.18%, 4.97% and 4.86%. Within the period shown in the Chart, the Fund's highest quarterly return was 1.37%. Its lowest quarterly return was 0.68%. B The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia Tax-Free Money Market Fund Investment Class Shares as of the calendar year-end for each of six years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 1% up to 4%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features six distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 1998, The percentages noted are: 1.94%, 2.24%, 3.25%, 2.82%, 2.99% and 2.83%. Within the period shown in the Chart, the Fund's highest quarterly return was 0.88%. Its lowest quarterly return was 0.45%. C. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Wachovia U.S. Treasury Money Market Fund Investment Class Shares as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 2% up to 6%. The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1994 through 1998, The percentages noted are: 3.59%, 5.32%, 4.75%, 4.90% and 4.76%.
Within the period shown in the Chart, the Fund's highest quarterly return was 1.36%. Its lowest quarterly return was 0.64%.